COMMITMENTS AND CONTINGENCIES - Legal proceeding (Details) - Jun. 24, 2020 - Breach Of Contract - Mingda Tianjin (VIE) - Tianjin Pin Yue Real Estate. Ltd - Sales Agency Service Contract	CNY (¥)	USD ($)
Loss Contingencies [Line Items]
Unpaid service fee	¥ 860,992	$ 131,694
Reserved fund	247,031	37,785
Penalty and interest for late payment	¥ 15,054	2,303
Total amount sought		$ 171,782